Supplement to the
Fidelity® Four-in-One Index Fund
April 29, 2009
Prospectus

Effective November 1, 2009, the following information replaces the similar information found under the heading "Principal Investment Strategies" on page 3.

  Allocating assets among underlying Fidelity index funds according to a target asset allocation of approximately:


The following information replaces the similar information found under the heading "Principal Investment Risks" on page 3.

  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

The following information replaces the similar information found in the "Performance" section on page 5.

Fidelity Four-in-One Composite Index is a hypothetical combination of unmanaged indices that combines the total returns of the S&P 500 Index, the Dow Jones U.S. Completion Total Stock Market Index, the Barclays Capital U.S. Aggregate Bond Index, and the MSCI® EAFE® Index (Europe, Australasia, Far East), weighted according to the fund's neutral mix. Effective November 1, 2009, the weighting of the MSCI EAFE Index increased in conjunction with an increase to the fund's target exposure to international equity.

Effective November 1, 2009, the following information replaces the similar information found under the heading "Principal Investment Strategies" on page 8.

The following table lists the underlying Fidelity funds in which Four-in-One Index currently may invest and the fund's approximate target asset allocation.

Funds	Asset Allocation
Spartan 500 Index Fund	48%
Spartan Extended Market Index Fund	12%
Spartan International Index Fund	25%
Fidelity U.S. Bond Index Fund	15%

IDV-09-04 September 22, 2009
1.729987.121

Effective September 14, 2009, the following information replaces the similar information found in the "Buying and Selling Shares" section on page 16.

Minimums
Initial Purchase	$10,000
For Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Balance	$5,000
For Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

Effective September 14, 2009, the following information replaces the similar information found in the "Buying and Selling Shares" section on page 16.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

The following information replaces the similar information found in the "Selling Shares" section beginning on page 19.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The following information replaces the biographical information for William Hall found in the "Fund Management" section on page 26.

Christopher Sharpe is co-manager of Four-In-One Index Fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.